Exhibit 10.2

AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT
Dated as of November 4, 2015
AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among THE BOEING COMPANY, a Delaware corporation (“TBC”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as administrative agent (the “Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    TBC, the Lenders and the Agent have entered into a Five Year Credit Agreement dated as of November 10, 2011 (as extended and amended to date, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.
(2)    TBC and the Majority Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
(3)    Pursuant to Section 2.22(a) of the Credit Agreement, TBC has requested that the Termination Date be extended from November 10, 2019 to November 3, 2020.
Section 1. Amendments to Credit Agreement. The Credit Agreement is, effective as set forth in Section 3 of this Amendment, hereby amended as follows:
(a)The definition of “Base Rate” in Section 1.1 is amended by adding to the end thereof the following proviso:
; provided that, if One Month LIBOR shall be less than zero, such rate shall be deemed zero for purposes of this Agreement
(b)The definition of “Eurodollar Rate” in Section 1.1 is amended by adding to the end of the last paragraph thereof the following proviso:
; provided that, if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement
(c)The definition of “Federal Funds Rate” in Section 1.1 is amended in full to read as follows:
“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such

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day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it; provided that, if the Federal Funds Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
(d)The definition of “Reference Bank” in Section 1.1 is amended in full to read as follows:
“Reference Banks” means JPMorgan Chase Bank, N.A., Citibank, N.A. and any other Lender so appointed by TBC that agrees to act in such role.
(e)Section 1.1 is amended by adding a new definition of “Related Parties” in appropriate alphabetical order to read as follows:
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
(f)Section 2.21(e)(viii) is amended by deleting the phrase “an agent of the Borrower” and substituting therefor the phrase “a non-fiduciary agent of the Borrower”.
(g)Section 2.22(a) is amended by deleting the phrase “no later than 28 days prior to such anniversary” and substituting therefor the phrase “no later than 28 days (unless otherwise agreed by TBC and the Agent) prior to such anniversary”.
(h)Section 4.2(a)(6) is amended by deleting the date “September 20, 2011” and substituting therefor the date “September 30, 2015”.
(i)Sections 5.2(a), 5.3(d)(i), 5.5(a)(i), 5.5(b), 5.6(d)(i) and 5.6(e) are each amended by deleting the phrase “subsections (a) through (g) of Section 3.1” and substituting therefor the phrase “subsections (a) through (g) and (i) of Section 3.1”.
(j)Section 8.10 is amended by adding to the end thereof the following sentence:
The Agent and the Lenders are strictly prohibited from disclosing the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers.
(k)A new Section 8.16 is added to read as follows:
8.16. Waiver of Jury Trial. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other person has represented, expressly or otherwise, that such other person would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.

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Section 2. Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Commitment for a period of less than one year, expiring November 3, 2020. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.
Section 3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by TBC and the Majority Lenders. Each Lender that consents to the Extension Request shall so indicate its consent by executing as indicated on the signature pages.
Section 4. Representations and Warranties of TBC. TBC represents and warrants as follows:
(a)    The execution and delivery and the performance of the terms of this Amendment and the Credit Agreement, as amended hereby, are within the corporate powers of TBC, have been duly authorized by all necessary corporate action, have all necessary governmental approval, if any (which approval, if any, remains in full force and effect), and do not contravene any provision of the Certificate of Incorporation or By-Laws of TBC, or do not contravene any law or any contractual restriction binding on TBC, except where such contravention would not have a material adverse effect on the financial condition of TBC and its Subsidiaries, taken as a whole); and
(b)    This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of TBC, enforceable against TBC in accordance with their respective terms, subject to general equitable principles and except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to creditors’ rights.
Section 5. Reference to and Effect on the Credit Agreement and the Notes.
(a)On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(a)    The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
Section 6. Costs and Expenses. TBC agrees to pay upon written request all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent) in accordance with the terms of Section 8.3(a) of the Credit Agreement.

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Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE BOEING COMPANY

By /s/ Ruud P. Roggekamp
Name: Rudd P. Roggekamp
Title: Assistant Treasurer

CITIBANK, N.A., Individually and
as Agent

By /s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

Consent to the forgoing Amendment:

CITIBANK, N.A.

By /s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

Consent to the Extension Request:

CITIBANK, N.A.

By /s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

Consent to the forgoing Amendment:

JPMORGAN CHASE BANK, N.A.

By /s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

Consent to the Extension Request:

JPMORGAN CHASE BANK, N.A.

By /s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

Consent to the forgoing Amendment:

BANK OF AMERICA, N.A.

By /s/ Mukesh Singh
Name: Mukesh Singh
Title: Vice President

Consent to the Extension Request:

BANK OF AMERICA, N.A.

By /s/ Mukesh Singh
Name: Mukesh Singh
Title: Vice President

Consent to the forgoing Amendment:

MIZUHO BANK, LTD.

By /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Consent to the Extension Request:

MIZUHO BANK, LTD.

By /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Consent to the forgoing Amendment:

WELLS FARGO BANK, N.A.

By /s/ Mark Holm
Name: Mark Holm
Title: Managing Director

Consent to the Extension Request:

WELLS FARGO BANK, N.A.

By /s/ Mark Holm
Name: Mark Holm
Title: Managing Director

Consent to the forgoing Amendment:

BARCLAYS BANK PLC

By /s/ Kayode Sulola
Name: Kayode Sulola
Title: Assistant Vice President

Consent to the Extension Request:

BARCLAYS BANK PLC

By /s/ Kayode Sulola
Name: Kayode Sulola
Title: Assistant Vice President

Consent to the forgoing Amendment:

BNP PARIBAS

By /s/ Melissa Dyki
Name: Melissa Dyki
Title: Director

By /s/ Kwang Kyun Choi
Name: Kwang Kyun Choi
Title: Vice President

Consent to the Extension Request:

BNP PARIBAS

By /s/ Melissa Dyki
Name: Melissa Dyki
Title: Director

By /s/ Kwang Kyun Choi
Name: Kwang Kyun Choi
Title: Vice President

Consent to the forgoing Amendment:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By /s/ Thomas J. Sterr
Name: Thomas J. Sterr
Title: Authorized Signatory

Consent to the Extension Request:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By /s/ Thomas J. Sterr
Name: Thomas J. Sterr
Title: Authorized Signatory

Consent to the forgoing Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH

By /s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By /s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Director

Consent to the Extension Request:

DEUTSCHE BANK AG NEW YORK BRANCH

By /s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By /s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Director

Consent to the forgoing Amendment:

ROYAL BANK OF CANADA

By /s/ Richard C. Smith
Name: Richard C. Smith
Title: Authorized Signatory

Consent to the Extension Request:

ROYAL BANK OF CANADA

By /s/ Richard C. Smith
Name: Richard C. Smith
Title: Authorized Signatory

Consent to the forgoing Amendment:

SUMITOMO MITSUI BANKING CORPORATION

By /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

Consent to the Extension Request:

SUMITOMO MITSUI BANKING CORPORATION

By /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

Consent to the forgoing Amendment:

SANTANDER BANK, N.A.

By /s/ William Maag
Name: William Maag
Title: Managing Director

Consent to the Extension Request:

SANTANDER BANK, N.A.

By /s/ William Maag
Name: William Maag
Title: Managing Director

Consent to the forgoing Amendment:

GOLDMAN SACHS BANK USA

By /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Consent to the Extension Request:

GOLDMAN SACHS BANK USA

By /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Consent to the forgoing Amendment:

MORGAN STANLEY BANK, N.A.

By /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the Extension Request:

MORGAN STANLEY BANK, N.A.

By /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the forgoing Amendment:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By /s/ Gordon Yip
Name: Gordon Yip
Title: Director

By /s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

Consent to the Extension Request:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By /s/ Gordon Yip
Name: Gordon Yip
Title: Director

By /s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

Consent to the forgoing Amendment:

DBS BANK LTD.

By /s/ Ong Sie Wei
Name: Ong Sie Wei
Title: Senior Vice President

Consent to the Extension Request:

DBS BANK LTD.

By /s/ Ong Sie Wei
Name: Ong Sie Wei
Title: Senior Vice President

Consent to the forgoing Amendment:

SOCIETE GENERALE

By /s/ Linda Tam
Name: Linda Tam
Title: Director

Consent to the Extension Request:

SOCIETE GENERALE

By /s/ Linda Tam
Name: Linda Tam
Title: Director

Consent to the forgoing Amendment:

U.S. BANK NATIONAL ASSOCIATION

By /s/ Barry P. Litwin
Name: Barry P. Litwin
Title: Senior Vice President

Consent to the Extension Request:

U.S. BANK NATIONAL ASSOCIATION

By /s/ Barry P. Litwin
Name: Barry P. Litwin
Title: Senior Vice President

Consent to the forgoing Amendment:

NBAD AMERICAS N.V.

By /s/ Pamela Sigda
Name: Pamela Sigda
Title: Sr. Vice President

By /s/ Nagy S. Kolta
Name: Nagy S. Kolta
Title: Country Chief Executive Officer & Managing Director Wholesale Banking - USA

Consent to the Extension Request:

NBAD AMERICAS N.V.

By /s/ Pamela Sigda
Name: Pamela Sigda
Title: Sr. Vice President

By /s/ Nagy S. Kolta
Name: Nagy S. Kolta
Title: Country Chief Executive Officer &
Managing Director Wholesale Banking - USA

Consent to the forgoing Amendment:

BANK OF CHINA, NEW YORK BRANCH

By /s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

Consent to the Extension Request:

BANK OF CHINA, NEW YORK BRANCH

By /s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

Consent to the forgoing Amendment:

BAYERISCHE LANDESBANK, NEW YORK BRANCH

By /s/ Matthew DeCarlo
Name: Matthew DeCarlo
Title: Senior Director

By /s/ Rolf Siebert
Name: Rolf Siebert
Title: Executive Director

Consent to the Extension Request:

BAYERISCHE LANDESBANK, NEW YORK BRANCH

By /s/ Matthew DeCarlo
Name: Matthew DeCarlo
Title: Senior Director

By /s/ Rolf Siebert
Name: Rolf Siebert
Title: Executive Director

Consent to the forgoing Amendment:

BANCO BILBAO VIZCAYA ARGENTARIA S.A.,
NEW YORK BRANCH

By /s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By /s/ Luca Sacchi
Name: Luca Sacchi
Title: Managing Director

Consent to the Extension Request:

BANCO BILBAO VIZCAYA ARGENTARIA S.A.,
NEW YORK BRANCH

By /s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By /s/ Luca Sacchi
Name: Luca Sacchi
Title: Managing Director

Consent to the forgoing Amendment:

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED,
NEW YORK BRANCH

By /s/ Kan Chen
Name: Kan Chen
Title: Vice President

By /s/ Linjia Zhou
Name: Linjia Zhou
Title: Executive Director

Consent to the Extension Request:

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED,
NEW YORK BRANCH

By /s/ Kan Chen
Name: Kan Chen
Title: Vice President

By /s/ Linjia Zhou
Name: Linjia Zhou
Title: Executive Director

Consent to the forgoing Amendment:

LLOYDS BANK PLC

By /s/ Erin Doherty
Name: Erin Doherty
Title: Assistant Vice President

By /s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President

Consent to the Extension Request:

LLOYDS BANK PLC

By /s/ Erin Doherty
Name: Erin Doherty
Title: Assistant Vice President

By /s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President

Consent to the forgoing Amendment:

THE NORTHERN TRUST COMPANY

By /s/ Daniel J. Boote
Name: Daniel J. Boote
Title: Senior Vice President

Consent to the Extension Request:

THE NORTHERN TRUST COMPANY

By /s/ Daniel J. Boote
Name: Daniel J. Boote
Title: Senior Vice President

Consent to the forgoing Amendment:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By /s/ Robert Grillo
Name: Robert Grillo
Title: Director

Consent to the Extension Request:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By /s/ Robert Grillo
Name: Robert Grillo
Title: Director

Consent to the forgoing Amendment:

THE BANK OF NEW YORK MELLON

By /s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

Consent to the Extension Request:

THE BANK OF NEW YORK MELLON

By /s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

Consent to the forgoing Amendment:

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By /s/ Patrick Hartweger
Name: Patrick Hartweger
Title: Managing Director

Consent to the Extension Request:

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By /s/ Michael Ravelo
Name: Michael Ravelo
Title: Director

Consent to the forgoing Amendment:

ICICI BANK LIMITED, NEW YORK BRANCH

By /s/ Akashdeep Sarpal
Name: Akashdeep Sarpal
Title: Country Head - USA

Consent to the Extension Request:

ICICI BANK LIMITED, NEW YORK BRANCH

By /s/ Akashdeep Sarpal
Name: Akashdeep Sarpal
Title: Country Head - USA

Consent to the forgoing Amendment:

INTESA SANPAOLO S.P.A. – NEW YORK BRANCH

By /s/ Francesco Calcara
Name: Francesco Calcara
Title: Senior Relationship Manager

By /s/ Francesco Di Mario
Name: Francesco Di Mario
Title: Head of Credit

Consent to the Extension Request:

INTESA SANPAOLO S.P.A. – NEW YORK BRANCH

By /s/ Francesco Calcara
Name: Francesco Calcara
Title: Senior Relationship Manager

By /s/ Francesco Di Mario
Name: Francesco Di Mario
Title: Head of Credit

Consent to the forgoing Amendment:

ARAB BANKING CORPORATION (B.S.C.).

By /s/ Bayo Gbowu
Name: Bayo Gbowu
Title: Vice President

By /s/ Gautier Strub
Name: Gautier Strub
Title: Vice President

Consent to the Extension Request:

ARAB BANKING CORPORATION (B.S.C.).

By /s/ Bayo Gbowu
Name: Bayo Gbowu
Title: Vice President

By /s/ Gautier Strub
Name: Gautier Strub
Title: Vice President

Consent to the forgoing Amendment:

STANDARD CHARTERED BANK

By /s/ Rodrigo Gonzalez
Name: Rodrigo Gonzalez
Title: Executive Director

Consent to the Extension Request:

STANDARD CHARTERED BANK

By /s/ Rodrigo Gonzalez
Name: Rodrigo Gonzalez
Title: Executive Director

Consent to the forgoing Amendment:

STATE BANK OF INDIA, NEW YORK BRANCH

By /s/ Manju S. Bolakani
Name: Manju S. Bolakani
Title: Vice President & Head (Credit)

Consent to the Extension Request:

STATE BANK OF INDIA, NEW YORK BRANCH

By /s/ Manju S. Bolakani
Name: Manju S. Bolakani
Title: Vice President & Head (Credit)

Consent to the forgoing Amendment:

WESTPAC BANKING CORPORATION

By /s/ David Arthurson
Name: David Arthurson
Title: Associate Director

Consent to the Extension Request:

WESTPAC BANKING CORPORATION

By /s/ David Arthurson
Name: David Arthurson
Title: Associate Director

Consent to the forgoing Amendment:

RIYAD BANK, HOUSTON AGENCY

By /s/ Michael Meiss
Name: Michael Meiss
Title: General Manager

By /s/ Paul N. Travis
Name: Paul N. Travis
Title: Vice President & Head of Corporate Finance

Consent to the Extension Request:

RIYAD BANK, HOUSTON AGENCY

By /s/ Michael Meiss
Name: Michael Meiss
Title: General Manager

By /s/ Paul N. Travis
Name: Paul N. Travis
Title: Vice President & Head of Corporate Finance

Consent to the forgoing Amendment:

STATE STREET BANK AND TRUST COMPANY

By /s/ Mary H. Carey
Name: Mary H. Carey
Title: Vice President

Consent to the Extension Request:

STATE STREET BANK AND TRUST COMPANY

By /s/ Mary H. Carey
Name: Mary H. Carey
Title: Vice President